INVESTORS MARK SERIES FUND, INC.

                        SUPPLEMENT DATED JULY 16, 1999 TO
                          PROSPECTUS DATED MAY 3, 1999



     Please note that the following changes should be made to the Prospectus:

Sub-Advisers - Stein Roe & Farnham Incorporated

The third paragraph of this section is modified as follows:

     The Small Cap Equity Portfolio Manager is William M. Garrison. Mr. Garrison assumed full responsibility for the management of the Portfolio as of the date of this Supplement. The Portfolio will continue to follow its current investment philosophy seeking long-term capital appreciation through investment in stocks of small, growing companies. Mr. Garrison had, prior to the date of this Supplement, co-managed the Portfolio.